 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

Cordia Bancorp Inc.

(Exact name of registrant as specified in its charter)

Virginia	26-4700031
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11730 Hull Street Road, Midlothian, Virginia 23112

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (804) 744-7576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On August 15, 2013, Cordia Bancorp Inc. issued a news release announcing its results of operations and financial condition for the quarter ended June 30, 2013. A copy of the news release is included as Exhibit 99.1 to this report.

Item 8.01 Other Events

On August 15, 2013, the Board of Governors of the Federal Reserve System announced the termination of the enforcement action relating to Cordia Bancorp Inc.’s wholly owned subsidiary, Bank of Virginia, under the written agreement dated January 14, 2010, between the Federal Reserve Bank of Richmond, the Virginia Bureau of Financial Institutions and the Bank (the “Written Agreement”), effective August 13, 2013.

In addition, on August 15, 2013, Cordia Bancorp Inc. issued a press release announcing the termination of the Written Agreement. A copy of the news release is included as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

99.1	Press release dated August 15, 2013
99.2	Press release dated August 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORDIA BANCORP INC.
(Registrant)

Date: August 20, 2013	By:	/s/ Jack Zoeller
Jack Zoeller
President and Chief Executive Officer